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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                             --------------------


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 14, 1994
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                         Southern National Corporation
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            (Exact name of registrant as specified in its charter)

         North Carolina                   1-10853              56-0939887
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 (State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)                File Number)        Identification No.)



    500 North Chestnut Street, Lumberton, North Carolina          28358
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            (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (910) 773-7500
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Item 5. Other Events

     The purpose of this Current Report on Form 8-K is to file as Exhibits 99.1,
99.2 and 99.3 hereto the following documents providing financial information about Commerce Bank. These exhibits were prepared by Commerce Bank, were not prepared by Registrant, and are not to be considered as being filed as part of the Registrant's disclosure obligations under the Securities Exchange Act of 1934:

          (1) Form F-4 Quarterly Report of Commerce Bank for the Quarter Ended June 30, 1994;

          (2) Form F-4 Quarterly Report of Commerce Bank for the Quarter Ended March 31, 1994; and

          (3) The following financial statements and auditors' reports from the Form F-2 Annual Report of Commerce Bank for the year ended December 31, 1993 (as amended by Amendment No. 1 to Form F-2)

               (A)  Balance Sheet at December 31, 1993 and 1992;
               (B)  Income Statement for the Three years ended December 31,
                    1993;
               (C)  Statement of Cash Flows for the three years ended
                    December 31, 1993;
               (D) Statement of Changes in Shareholders' Equity for the three years ended December 31, 1993;
               (E)  Notes to Financial Statements;
               (F) Report of Ernst & Young LLP, Independent Auditors, dated January 21, 1994; and
               (G) Report of Coopers & Lybrand, Independent Accountants, dated January 15, 1993

Such documents will be incorporated by reference into the Registration Statement on Form S-4 the Registrant intends to file in connection with its merger with BB&T Financial Corporation.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          23.1  Consent of Ernst & Young LLP, Independent Auditors

          23.2  Consent of Coopers & Lybrand L.L.P., Independent Accountants

          99.1 Form F-4 Quarterly Report of Commerce Bank for the Quarter Ended June 30, 1994

          99.2 Form F-4 Quarterly Report of Commerce Bank for the Quarter Ended March 31, 1994

          99.3 Financial Statements and Auditors' Reports from the Form F-2 Annual Report of Commerce Bank for the year ended December 31, 1993 (as amended by Amendment No. 1 to Form F-2)


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      SOUTHERN NATIONAL CORPORATION
                                          (Registrant)


Date: November 14, 1994               By:
                                         -----------------------------

                                      Name:
                                           ---------------------------

                                      Title:
                                            --------------------------


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                                 EXHIBIT INDEX


Exhibit Number and Description
- - - ------------------------------

     23.1  Consent of Ernst & Young LLP, Independent Auditors

     23.2  Consent of Coopers & Lybrand L.L.P., Independent Accountants

     99.1 Form F-4 Quarterly Report of Commerce Bank for the Quarter Ended June 30, 1994

     99.2 Form F-4 Quarterly Report of Commerce Bank for the Quarter Ended March 31, 1994

     99.3 Financial Statements and Auditor's Report from the Form F-2 Annual Report of Commerce Bank for the year ended December 31, 1993 (as amended by Amendment No. 1 to Form F-2), including:

                (A)  Balance Sheet at December 31, 1993 and 1992;
                (B)  Income Statement for the Three years ended December 31,
                     1993;
                (C) Statement of Cash Flows for the three years ended December 31, 1993;
                (D) Statement of Changes in Shareholders' Equity for the three years ended December 31, 1993;
                (E)  Notes to Financial Statements;
                (F) Report of Ernst & Young LLP, Independent Auditors, dated January 21, 1994; and
                (G)  Report of Coopers & Lybrand, Independent
                     Accountants, dated January 15, 1993

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